T. Rowe Price Target Retirement 2015 Fund—Advisor Class

Supplement to Summary Prospectus Dated November 12, 2015

The following information supplements the summary prospectus for the T. Rowe Price Target Retirement 2015 Fund—Advisor Class (Fund) and supersedes the supplement dated October 1, 2015.

On February 24, 2016, the term “Retirement” will be removed from the Fund’s name. Effective February 24, 2016, all references in the summary prospectus to the Target Retirement 2015 Fund—Advisor Class will be replaced by reference to the Target 2015 Fund—Advisor Class.

The Board of Directors (Board) and shareholders of the Fund have approved amending the Fund’s Investment Management Agreement to change its overall expense structure. The Fund currently operates pursuant to a Special Servicing Agreement and an exemptive order issued by the SEC that permits the Fund to pass on its direct operating expenses to the underlying T. Rowe Price funds in which it invests, and such underlying funds then bear their allocable share of the Fund’s operating expenses. This current arrangement is described in further detail on pages 101-102 of the Fund’s prospectus under the section titled “Special Servicing Agreements.”

Effective February 1, 2016, the Fund’s Investment Management Agreement will be amended to remove the requirement to pay expenses in accordance with the Special Servicing Agreement and SEC exemptive order, which will result in the Fund no longer passing through its operating expenses to its underlying funds and instead bearing its own operating expenses. Since the change to the expense structure will cause the Fund to bear its own operating expenses, T. Rowe Price, with the Board’s approval, agreed to implement a contractual expense limitation for the Fund to ensure that its total expense ratio (at least through September 30, 2018) remains equal to or less than the Fund’s expense ratio at the time the proposal to change the expense structure was submitted to shareholders for approval.

On or about February 3, 2016, the Fund will begin investing in the I Classes of its underlying funds in place of the Investor Classes of its underlying funds. There are no changes to the Fund’s glide path or neutral allocations to the broad asset classes, sectors, or funds used to represent those sectors. However, the I Classes of the underlying funds have lower overall expenses than the Investor Classes and should result in the Fund incurring lower overall acquired fund fees and expenses.

Effective February 1, 2016, on page 1, the Fund’s fee table and expense example are hereby revised as follows to reflect the new expense structure, contractual expense limitation, and transition from underlying investments in Investor Class shares to the I Class shares of the same funds.

Fees and Expenses of the Fund’s Advisor Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%[a]

Distribution and service (12b-1) fees	0.25%

Other expenses	0.44%[b]

Acquired fund fees and expenses	0.46% [b]

Total annual fund operating expenses	1.14% [b]

Fee waiver/expense reimbursement	(0.28)%[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.86% [c]

a While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests.

b  Restated to reflect current fees.

c  T. Rowe Price Associates, Inc. has agreed (through September 30, 2018) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.86%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the class’ expense ratio is below 0.86%. However, no reimbursement will be made more than three years after the waiver or if it would result in the expense ratio exceeding 0.86% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

The expense example assumes that the expense limitation is not renewed and the figures have been adjusted to reflect fee waivers only in the periods for which the expense limitation arrangement is expected to continue.

1 year	3 years	5 years	10 years
$88	$285	$552	$1,316
The date of this supplement is November 12, 2015.

E270-042-S 11/12/15